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                                                                     Exhibit 4.8
[LOGO OF USX]                                                       Common Stock



     [GRAPHIC OF THREE WORKERS STANDING IN FRONT OF A GLOBE OF THE WORLD]



Incorporated under the laws
 of the State of Delaware


  NUMBER                                                                 SHARES
ZQ

This certificate if transferable                     CUSIP 90337T 10 1
   in New York or Pittsburgh            SEE REVERSE SIDE FOR CERTAIN DEFINITIONS



                             USX-U.S. Steel Group

This is to certify that





                                   SPECIMEN





is the owner of


 FULLY PAID AND NON-ASSESSABLE SHARES OF THE USX-U.S. STEEL GROUP COMMON STOCK of USX Corporation transferable in person or by duly authorized attorney on the books of the Corporation upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Restated Certificate of Incorportation of the Corporation (a copy of which is on file in the Stock Transfer Department of the Corporation), to all of which provisions each holder hereof by acceptance of this certificate assents. This certificate is not valid unless countersigned by the transfer agent and registered by the registrar.

     In Witness Whereof, the Corporation has caused this certificate to be signed by its duly authorized officers by use of their facsimile signatures.


                             CERTIFICATE OF STOCK


Registered
Mellon Bank, N.A. (Pittsburgh, PA)
Registrar,                             Countersigned:    [logo]
                                                         Chairman of
By                                     [logo]            The Board of
                                                         Directors &
                                       Secretary         Chief Executive Officer

Authorized Signature                           [logo]
                                               Transfer Agent
                                               (USX Corporation, Pittsburgh, PA)


U000000                                          BANKNOTE CORPORATION OF AMERICA

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                             USX-U.S. STEEL GROUP

     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Amended and Restated Rights Agreement (the ``Rights Agreement'') between USX Corporation (the ``Company'') and Mellon Bank, N.A. (the ``Rights Agent''), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE DESIGNATIONS, POWERS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, INSOFAR AS THE SAME MAY HAVE BEEN FIXED, AND A STATEMENT OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX SUCH DESIGNATIONS AND OTHER TERMS NOT FIXED BY THE CERTIFICATE OF INCORPORATION WITH RESPECT TO OTHER CLASSES OF STOCK OR SERIES THEREOF. ANY SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common

TEN ENT-as tenants by the entireties

JT TEN-as joint tenants with right of
       survivorship and not as tenants
       in common

UNIF TRANS MIN ACT-.............Custodian............
                     (Cust)             (Minor)
                   under Uniform Transfers to Minors

                   Act...............................
                                (State)

UNIF GIFT MIN ACT-..............Custodian..................
                      (Cust)                  (Minor)

                       under Uniform Gifts to Minors

                        Act................................
                                      (State)

       Additional abbreviations may also be used though not in the above list.


 For value received,                   hereby sell, assign and transfer into
                    -------------------


                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
                                             IDENTIFYING NUMBER OF ASSIGNEE


PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE

NAME

--------------------------------------------------------------------------------

STREET
                                                                         SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                         PLEASE INSERT SOCIAL SECURITY OR OTHER
                                             IDENTIFYING NUMBER OF ASSIGNEE


PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE

NAME

--------------------------------------------------------------------------------

STREET
                                                                         SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          PLEASE INSERT SOCIAL SECURITY OR OTHER
                                             IDENTIFYING NUMBER OF ASSIGNEE


PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE

NAME

--------------------------------------------------------------------------------

STREET
                                                                         SHARES
--------------------------------------------------------------------------------

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of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      ----------------------------


                               *
                                -------------------------------

*NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

                                                            SIGNATURE GUARANTEED